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GAUCHO GROUP HOLDINGS, INC.

GAUCHO BUENOS AIRES | ALGODON MANSION BUENOS AIRES | ALGODON WINE ESTATES WELLNESS RESORT | ALGODON WINE ESTATES PRIVATE ESTANCIAS | ALGODON FINE WINES SAN RAFAEL, MENDOZA

PRESS RELEASE

MIAMI, FL / SEPTEMBER 24, 2024

GAUCHO HOLDINGS SIGNALS STRONG SUPPORT FOR MILEI'S REFORMS AT NYSE OPENING

As President Javier Milei rings in a new era at the NYSE, Gaucho Holdings affirms its commitment to Argentina's economic revitalization.

GAUCHO GROUP HOLDINGS, INC.

(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



September 24, 2024

Dear Stockholders,

We are pleased to provide you with the latest updates regarding Argentina's economic landscape and its relevance to Gaucho Group Holdings, Inc. (NASDAQ: VINO) ("Gaucho Holdings").

A recent **Reuters article highlights a notable increase in Argentina's foreign currency deposits**, which have surged by approximately $8 billion since President Javier Milei took office in December. These deposits now exceed $24 billion, up from $16.5 billion, thanks to a series of pro-market austerity measures and incentives that have encouraged funds to return to Argentina's financial system. This effort is part of the

government's broader strategy to stabilize the economy, reduce fiscal deficits, and rebuild reserves.

This development is particularly significant for Gaucho Holdings as we navigate Argentina's evolving economic landscape. With our diverse portfolio—including fine wines, luxury real estate, and premium leather goods—our company is well-positioned to benefit from the stability and growth resulting from these pro-market policies. We remain committed to leveraging these opportunities to create long-term value for our investors.

We are also proud to share that yesterday, President Milei rang the opening bell at the New York Stock Exchange (NYSE), and Gaucho Holdings' key personnel were invited to attend this prestigious event through the Argentine Consulate in New York (you can read the full press release below). This occasion marked a significant moment in President Milei's USA visit, where he is meeting with **influential global leaders and business figures, including Elon Musk**. Milei and Musk had previously connected at the 27th annual Milken Institute Global Conference in May, after which **Musk famously said, "I recommend investing in Argentina."**

During the NYSE ceremony, President Milei reiterated his administration's commitment to free-market principles and emphasized his ambition to establish Argentina as the leading libertarian economy on the global stage. He also highlighted his government's focus on avoiding fiscal deficits, despite inheriting significant economic challenges.

We at Gaucho Holdings fully support the positive transformations underway in Argentina's economy. With our extensive portfolio and presence across various sectors, we believe we are well-positioned to contribute to and benefit from these changes. **President Milei's vision of Argentina as a 'new Mecca of the West'** aligns with our own goals to advance Argentina as a leading destination for business and investment.

As always, we are grateful for your continued trust and support. We will remain focused on executing our strategic vision and keeping you informed of future developments.

For further details, we encourage you to read the full press release printed below:

GAUCHO PRESSWIRE

GAUCHO HOLDINGS SIGNALS STRONG SUPPORT FOR MILEI'S REFORMS AT NYSE OPENING

As President Javier Milei rings in a new era at the NYSE, Gaucho Holdings affirms its commitment to Argentina's economic revitalization.

MIAMI, FL / September 24, 2024 / Gaucho Group Holdings, Inc. (NASDAQ), a company that includes a growing collection of e-commerce platforms with a concentration on fine wines, luxury real estate, and leather goods and accessories (the "Company" or "Gaucho Holdings"), today announced its support for the Argentine government's economic initiatives following President Javier Milei's participation yesterday at the New York Stock Exchange (NYSE) opening bell ceremony. This event, which coincides with the 79th Session of the United Nations General Assembly, underscores a significant moment for Argentina on the global stage.

During the ceremony, President Milei, noted for his advocacy of free-market principles, expressed his administration's commitment to implementing policies aimed at establishing Argentina as the foremost libertarian country in the free world. He emphasized his government's resolution to avoid fiscal deficits, despite inheriting conditions that might have led to a historical economic downturn. Gaucho Holdings' key personnel were invited to attend this significant ceremony through the Argentine Consulate in New York, demonstrating their support for President Milei and his address to the global community.

Gaucho Holdings, supportive of the beneficial transformations in the Argentine economy driven by President Milei's policies, remains committed to capitalizing on the evolving economic landscape. With a diverse portfolio that spans fine wines, luxury real estate, and high-quality leather goods and accessories, Gaucho Holdings is well-positioned to benefit from a more stable and prosperous economic environment. This alignment with positive economic reforms promises to bolster the Company's market standing and deliver enhanced value to its investors.

"President Milei's vision for Argentina as a 'new Mecca of the West' is ambitious and resonates with our goals at Gaucho Holdings," said Scott Mathis, CEO and Founder of Gaucho Group Holdings, Inc. "We are committed to contributing to Argentina's resurgence as a leading destination for business and investment, leveraging our diverse portfolio to enhance our consumer and investor base."

The participation of President Milei at the NYSE is part of a broader agenda this week that includes addressing the United Nations General Assembly, as well as discussions with influential global leaders and business figures, such as Elon Musk, to garner international support for Argentina's economic reform and innovation initiatives.

Gaucho Holdings remains dedicated to its mission of delivering exceptional value through its luxury products and services, benefiting from and contributing to the revitalization of Argentina's economic landscape.

About Gaucho Group Holdings, Inc.

For more than ten years, Gaucho Group Holdings, Inc.'s (gauchoholdings.com) mission has been to source and develop opportunities in Argentina's undervalued luxury real estate and consumer marketplace. Our company has positioned itself to take advantage of the continued and fast growth of global e-commerce across multiple market sectors, with the goal of becoming a leader in diversified luxury goods and experiences in sought after lifestyle industries and retail landscapes. With a concentration on fine wines (algodonfinewines.com & algodonwines.com.ar), hospitality (algodonhotels.com), and luxury real estate (algodonwineestates.com) associated with our proprietary Algodon brand, as well as the leather

goods, ready-to-wear and accessories of the fashion brand Gaucho – Buenos Aires™ (gaucho.com), these are the luxury brands in which Argentina finds its contemporary expression.

Cautionary Note Regarding Forward-Looking Statements
The information discussed in this press release includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

— END OF PRESS RELEASE —

SEE THE PRESS RELEASE

We express our sincere thanks for your support of Gaucho Group Holdings, Inc.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this anouncement includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

GAUCHO GROUP HOLDINGS, INC.
(NASDAQ:VINO)

112 NE 41st Street, Suite #106 Miami, FL 33137